• • • • • • • • • • • • • • • • • • • • • • • • •

• • • • • •

▪

• • • •

• • • •

• • •

▪ ▪

▪ ▪

• •

0 50 100 150 200 250 300 350 # o f Lo an s Coupon Rate (%) 0 50 100 150 200 # o f Lo an s Credit Score

Investor Loans, 33% Just Missed Prime, 5% Loans Made to Bank Statement Borrowers, 35% HELOCs and Closed End Seconds, 27%

CA, 32% FL, 21% TX, 7% NY, 4% Other, 37%

CA, 34% FL, 20% TX, 7%GA, 4% Other, 34%

• • • ‒ ‒ • • • •

• • • ‒ • • •



Angel Oak Mortgage REIT, Inc.

Second Quarter 2025 Earnings Supplement

Important Notices

References herein to our “Company,” “AOMR,” “we,” “us,” or “our” refer to Angel Oak Mortgage REIT, Inc. and its subsidiaries, including Angel Oak Mortgage Operating Partnership, LP (the “Operating Partnership”), unless the context requires otherwise. Unless otherwise indicated, the term “Angel Oak” refers collectively to Angel Oak Capital Advisors, LLC (“Angel Oak Capital”) and its affiliates, including Falcons I, LLC, our external manager (our “Manager”), Angel Oak Companies, LP (“Angel Oak Companies”), and the proprietary mortgage lending platform of its affiliate, Angel Oak Mortgage Solutions LLC (together with other non-operational affiliated originators, “Angel Oak Mortgage Lending”). References to “AOMT” refer to Angel Oak Mortgage Trust, Angel Oak’s securitization platform, including its subsidiaries and affiliates. References to “MM” mean in millions. References to “UPB” mean unpaid principal balance. References to “Closed End Seconds” mean residential mortgage loans that are subordinate to the primary or first lien mortgage loans on a residential property. References to “HELOCs” are defined as home equity lines of credit, which are lines of credit secured by a residential property owned by the borrower. References to “CLTV” mean combined loan-to-value ratio, which is calculated as the primary or first lien mortgage loan amount plus any additional borrowings secured the property (such as a Closed-End Second or HELOC) divided by the estimated value of the property.

This presentation has been prepared by the Company solely for your information and may not be reproduced or redistributed, in whole or in part, to any other person. The information contained in this presentation is provided to you as a summary as of the date of this presentation and is subject to change without notice. The Company does not undertake any obligation to update this presentation to reflect actual events, circumstances or changes in expectations. This presentation was prepared based upon information believed to be reliable. However, the Company does not make any representation or warranty with regard to the accuracy or completeness of the information herein and some of such information was obtained from published sources or other third parties without independent verification.

This presentation contains certain forward-looking statements that are subject to various risks and uncertainties, including, without limitation, statements relating to the performance of our investments. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “believe,” “could,” “project,” “predict,” “continue” or by the negative of these words and phrases or other similar words or expressions. Forward-looking statements are based on certain assumptions, discuss future expectations, describe existing or future plans and strategies, contain projections of results of operations, liquidity and/or financial condition or state other forward-looking information. Our ability to predict future events or conditions or their impact or the actual effect of existing or future plans or strategies is inherently uncertain. Although we believe that such forward-looking statements are based on reasonable assumptions, actual results and performance in the future could differ materially from those set forth in or implied by such forward-looking statements. Factors that could have a material adverse effect on future results and performance relative to those set forth in or implied by the related forward-looking statements, as well as on our business, financial condition, liquidity, results of operations and prospects, include, but are not limited to:

(see next page):

Important Notices

- the effects of adverse conditions or developments in the financial markets and the economy upon our ability to acquire target assets such as non-qualified residential mortgage ("non-QM") loans, particularly those sourced from Angel Oak's proprietary mortgage lending platform, Angel Oak Mortgage Lending;
- the level and volatility of prevailing interest rates and credit spreads;
- changes in our industry, inflation, interest rates, business strategies, target assets, the debt or equity markets, the general economy (or in specific regions) or the residential real estate finance and real estate markets specifically;
- general volatility of the markets in which we invest;
- changes in the availability of attractive loans and other investment opportunities, including non-QM loans sourced from Angel Oak Mortgage Lending;
- the ability of our Manager to locate suitable investments for us, manage our portfolio, and implement our strategy;
- our ability to profitably execute securitization transactions;
- our ability to obtain and maintain financing arrangements on favorable terms, or at all;
- the adequacy of collateral securing our investments and a decline in the fair value of our investments;
- the timing of cash flows, if any, from our investments;
- the operating performance, liquidity, and financial condition of borrowers;
- increased rates of default and/or decreased recovery rates on our investments;
- changes in prepayment rates on our investments;
- the departure of any of the members of senior management of the Company, our Manager, or Angel Oak;
- the availability of qualified personnel;
- conflicts with Angel Oak, including our Manager and its personnel, including our officers, and entities managed by Angel Oak;
- events, contemplated or otherwise, such as acts of God, including hurricanes, wildfires, earthquakes, and other natural disasters, including those resulting from global climate change, pandemics, acts of war or terrorism, the initiation or escalation of military conflicts, and others that may cause unanticipated and uninsured performance declines, disruptions in markets, and/or losses to us or the owners and operators of the real estate securing our investments;
- the occurrence of certain geopolitical events (including global trade disputes related to tariffs) that affect the normal and peaceful course of international relations;
- impact of and changes in governmental regulations, tax laws and rates, accounting principles and policies and similar matters;
- the level of governmental involvement in the U.S. mortgage market;
- future changes with respect to the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation in the mortgage market and related events, including the lack of certainty as to the future roles of these entities and the U.S. Government in the mortgage market and changes to legislation and regulations affecting these entities;
- effects of hedging instruments on our target assets and our returns, and the degree to which our hedging strategies may or may not protect us from interest rate volatility;
- our ability to make distributions to our stockholders in the future at the level contemplated by our stockholders or the market generally, or at all;
- our ability to continue to qualify as a real estate investment trust for U.S. federal income tax purposes; and
- our ability to maintain our exclusion from regulation as an investment company under the Investment Company Act of 1940, as amended.

Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect our management's views only as of the date of this presentation. Actual results and performance may differ materially from those set forth in or implied by our forward-looking statements. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by applicable law, we assume no obligation, and do not intend to, update or otherwise revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

Q2 2025 Highlights & Financial Results

Financial Results

Interest Income and Net Interest Income expand by 35% and 5%, respectively, vs. Q2 2024; Operating Expense excluding Securitization Expense decreases vs. Q2 2024

Q2 25 Net Interest Income ("NII")	Q2 2025 NII of $9.9MM versus Q2 2024 NII of $9.5MM, an expansion of 5%
Q2 25 GAAP & Distributable Earnings per Share ("EPS") [1]	GAAP Diluted EPS: $0.03 / common share Dist. EPS: $0.11 / common share
Q2 25 GAAP / Economic Book Value ("BV") [1]	GAAP BV: $10.37 / common share Economic BV: $12.97 / common share
Dividend	Declared dividend of $0.32 / common share to be paid on August 29, 2025

KEY COMMENTARY

- Issued $42.5MM of senior unsecured notes at 9.75%; deployed net proceeds into target assets
- Purchased $146.6MM of loans with a weighted average coupon ("WAC") of 8.68%, a weighted average combined loan-to-value ratio ("CLTV") of 68.4%, and a weighted average non-zero credit score of 757 in Q2 2025
- Q2 2025 GAAP Book Value decreased **3.1%** and Economic Book Value decreased **3.3%** versus Q1 2025
- Executed the AOMT 2025-4 securitization as the sole contributor of loans, contributing loans with a total scheduled unpaid principal balance of $284.3MM. The loans contributed to AOMT 2025-4 carried a weighted average coupon rate of 7.50%, a weighted average LTV of 70.9%, and a weighted average non-zero credit score of 752
- Contributed to the AOMT 2025-6 securitization alongside other Angel Oak entities; total scheduled unpaid principal balance of deal was $349.7MM, to which we contributed loans having a scheduled unpaid principal balance of $87.2MM
- The weighted average 90+ day delinquency rate across residential whole loans, loans in securitization trust, and RMBS portfolios was 2.35%[2] as of the end of the second quarter of 2025, down from 2.71%[2] as of the end of the first quarter 2025

[1] See Appendix for definition and reconciliation to comparable GAAP metrics.
[2] Based on % of unpaid principal balance that is 90+ days delinquent across Whole Loans, RMBS, and Residential Loans In Securitization Trust

Net Interest Income and Average Asset Balances

$000s	Q2 2025 Interest Income / Expense	Q2 2025 Average Balance	Q2 2024 Interest Income / Expense	Q2 2024 Average Balance
Interest Income				
Residential Mortgage Loans	$ 3,268	$ 235,691	$ 2,834	$ 195,819
Residential Mortgage Loans in Securitization Trust	27,095	1,859,895	18,725	1,390,998
Commercial Mortgage Loans	114	5,204	104	5,220
RMBS and Majority-Owned Affiliate	3,679	148,866	3,260	145,858
CMBS	256	5,482	262	6,539
US Treasury Securities	23	2,500	260	20,000
Other Interest Income	659	53,586	457	38,469
Total Interest Income	**$ 35,094**		**$ 25,902**	
Interest Expense				
Notes Payable	$ 2,274	$ 176,214	$ 1,638	$ 125,951
Non-Recourse Securitization Obligation	19,854	1,730,521	13,695	1,323,055
Repurchase Facilities	1,154	69,522	1,106	66,804
Senior Unsecured Notes	1,872	68,223	-	-
Total Interest Expense	**$ 25,154**		**$ 16,439**	
Net Interest Income	**$ 9,940**		**$ 9,463**	

Recourse Debt to Equity Trend

KEY COMMENTARY

- As of June 30, 2025, our Recourse Debt to Equity Ratio was approximately 1.1x
  - Senior unsecured note issuance in May added approximately 0.17x to recourse debt to equity ratio
  - Our Recourse Debt to Equity Ratio is expected to remain below 2.5x going forward

Notes Payable vs. Recourse Debt[1] to Equity Trend
($ millions)



$400
$200
$0
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
$291
$284
$101
$333
$129
$360
$119
1.9x
1.8x
1.2x
1.8x
1.0x
2.3x
1.1x
1.3x
1.3x
0.9x
0.7x
1.0x
3.0x
1.1x
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Notes Payable
Total Recourse Debt to Equity
Recourse Debt to Equity excl. US Treasury Bill Repurchase Agreements

[1] Recourse debt excludes Non-Recourse Financing Obligations, collateralized by residential loans in securitization trusts

AOMR 2025-4 Securitization

In April 2025, AOMR was the sole participant in the $284.3MM AOMT 2025-4 securitization and contributed loans with a 7.50% Weighted Average Coupon

2025-4 Securitization Details at Issuance

Class	Total Balance	Balance Sold	Initial Coupon	Fair Market Value
A1	$208,257,000	$208,257,000	5.86%	$208,254,064
A2	$10,235,000	$10,235,000	6.06%	$10,234,832
A3	$22,603,000	$22,603,000	6.41%	$22,602,959
M1-A	$15,352,000	$15,352,000	6.97%	$15,351,779
M1-B	$14,927,000	$13,647,000	7.04%	$13,470,891
B-1	$5,686,000		7.04%	$5,571,274
B-2	$3,554,000		7.04%	$3,393,648
B-3	$3,696,227		7.04%	$3,249,415
XS	$284,310,227		N/A	$6,802,406
A-IO-S	$284,310,227		N/A	$1,884,181
Total	**$284,310,227**	**$270,094,000**		**$290,815,449**

KEY COMMENTARY

- $284.3MM Securitization; Face Value of securities sold $270.1MM
- **7.50%** weighted average coupon of loans
- The A1 through M1-A tranches were sold as well as the majority of the M1-B tranche; the Company retains the economics of the unsold tranches
- Weighted average non-zero credit score: **752**; weighted average LTV: **70.9%**

AOMR 2025-6 Securitization

In May 2025, AOMR participated in the $349.7MM AOMT 2025-6 securitization; the weighted average coupon of loans in the total securitization was 7.65%

2025-6 Securitization Details at Issuance

Class	Total Balance	Balance Sold	Initial Coupon	Fair Market Value
A1	$249,302,000	$249,302,000	5.52%	$249,300,828
A2	$19,231,000	$19,231,000	5.77%	$19,230,671
A3	$40,560,000	$40,560,000	5.92%	$40,559,233
M1-A	$18,356,000	$18,356,000	6.33%	$18,355,457
M1-B	$3,147,000	$3,147,000	6.93%	$3,146,930
B-1	$1,574,000		7.19%	$1,564,397
B-X	$17,482,737		N/A	$28,477,055
A-IO-S	$349,652,737		N/A	$2,388,408
Total	**$349,652,737**	**$330,596,000**		**$363,022,980**

KEY COMMENTARY

- $349.7MM Securitization; Face Value of securities sold $330.6MM
- **7.65%** weighted average coupon of loans
- The A1 through M1-B tranches were sold as well as the majority of the M1-B tranche; the Company retains the economics of the unsold tranches
- Weighted average non-zero credit score: **748**; weighted average LTV: **72.1%**

Target Asset Composition



Target Asset Composition[1]
($ millions)
2,032
1,892
2,184
2,201
2,531
2,487
463
285
302
321
419
383
1,201
1,448
1,453
1,697
1,672
1903
368
159
429
183
439
201
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Residential Whole Loans
Residential Loans in Securitization Trust
RMBS & Investment in MOA

Key Commentary

- The decrease in RMBS and Investment in MOA was driven by a lower balance of whole pool loans in Q2 2025 vs Q1 2025
- Residential Whole Loans plus Residential Loans in Securitization Trusts balances were relatively flat in the second quarter, as new loan purchases were offset by paydowns in our securitized loan portfolio
- The quarter over quarter decrease in RMBS & Investment in MOA is driven by approximately $43MM fewer Whole Pool RMBS securities held short term at quarter end in Q2 2025 versus Q1 2025; excluding these holdings, RMBS & Investment in MOA increased by ~$7MM

[1] Reflects Target Asset Balances as of quarter end, which includes Residential Loans, Residential Loans in Securitization Trust, RMBS, and Investment in majority-owned affiliate ("MOA")

GAAP Book Value per Share



$10.23
($0.96)
$1.43
$10.70
($0.32)
($0.01)
$10.37
6/30/2024 BV
Dividends Paid through Q1 2025
BV Change 1 through Q1 2025
3/31/2025 BV
Q2 2025 Dividend
Q2 2025 BV Change 1
Q2 2025 BV

GAAP Book Value Change Drivers & Highlights

- GAAP Book Value decreased by $0.33, or 3.1%, as of the end of Q2 2025 versus the end of Q1 2025, and increased by $0.14, or 1.4% versus the end of Q2 2024
- GAAP Book Value per Share decreased by 0.1% in Q2 2025 versus Q1 2025 excluding our dividend.

Note: All Book Value statistics represented on a per share basis

[1] Excluding quarterly dividend impact

Economic Book Value



$13.16
($0.96)
$1.21
$13.41
($0.32)
($0.12)
$12.97
6/30/2024 EBV
Dividends Paid thru Q1 2025
EBV Change [1] through Q1 2025
3/31/2025 EBV
Q2 2025 Dividend
Q2 2025 EBV Change [1]
Q2 2025 EBV

Economic Book Value reflects the impact of fair value changes for sold bonds associated with securitized obligations collateralized by loans in securitization trusts

Economic Book Value Growth Drivers & Highlights

- Economic Book Value [2] decreased by $0.44, or 3.3%, as of the end of Q2 2025 versus the end of Q1 2025, and decreased by $0.19, or 1.4%, versus the end of Q2 2024
- Economic Book Value per Share decreased by $0.12 in Q2 2025 versus Q1 2025 excluding our dividend. Increased valuations of non-recourse securitization obligation, collateralized by residential mortgage loans in securitization trusts from our 2021 securitizations (excluded in GAAP Book Value calculation) drove the majority of the decrease

Note: All Book Value statistics represented on a per share basis

[1] Excluding quarterly dividend impact

[2] See Appendix for definition and reconciliation to comparable GAAP metrics

Distributable Earnings

	Three Months Ended			
	June 30, 2025		June 30, 2024	
	(in thousands)			
Net income (loss) allocable to common stockholders	$	767	$	(273)
Adjustments:				
Net unrealized (gains) losses on trading securities		(4,898)		1,813
Net unrealized (gains) losses on derivatives		4,829		(2,592)
Net unrealized (gains) losses on residential loans in securitization trusts and non-recourse securitization obligation		(546)		2,579
Net unrealized (gains) losses on residential loans		2,191		(4,431)
Net unrealized (gains) losses on commercial loans		-		(27)
Non-cash equity compensation expense		296		630
Distributable Earnings	$	2,639	$	(2,301)

Key Commentary

- Distributable Earnings excludes a total of $1.6MM of unrealized gains, primarily driven by valuation increases to residential whole loans in the second quarter of 2025
- Realized losses associated with interest rate hedges against certain assets are included in Distributable Earnings, but the unrealized gains associated with increases in the valuation of those assets are excluded

Note: Please see Appendix for the Company's definition of Distributable Earnings.

Key Portfolio Statistics

Key Portfolio Statistics: Residential Loans

RESIDENTIAL LOAN PORTFOLIO:

Residential Loans represent individual loans awaiting securitization

Total Fair Value: $200.7MM

Weighted Average Coupon: 8.37%

Weighted Average CLTV at Origination: 68.6%

Weighted Average FICO Score at Loan Origination: 755

% of Loans 90+ Days Delinquent (based on Unpaid Principal Balance): 1.1%

Residential Loan Portfolio Non-Zero Credit Score Distribution



200
150
100
50
0
# of Loans
621-640
641-660
661-680
681-700
701-720
721-740
741-760
761-780
781-800
801+
Credit Score

Residential Loans by Borrower Type



HELOCs & Closed End Seconds, 27%
Investor Loans, 33%
Loans Made to Bank Statement Borrowers, 35%
Full Documentation and Other Loans, 5%

Residential Loan Geographic Diversification



TX, 8%
NJ, 11%
Other, 33%
NY, 17%
FL, 11%
CA, 20%

Residential Loan Portfolio Coupon Rate Distribution



350
300
250
200
150
100
50
0
# of Loans
< 6.000
6-6.499
6.5-6.999
7-7.499
7.5-7.999
8 - 8.499
8.5-8.999
9.-9.499
9.5-9.999
10.0 +
Coupon Rate (%)

As of June 30, 2025

No state in "Other" represents more than a 3% concentration of the residential mortgage loans that we owned directly as of June 30, 2025; percentages may not total to 100% due to rounding

Key Portfolio Statistics: Residential Loans by Product Type Detail


Residential Loans by Product
HELOCs and Closed End Seconds, 27%
Investor Loans, 33%
Loans Made to Bank Statement Borrowers, 35%
Just Missed Prime, 5%


Weighted Average Non-Zero Credit Score by Product
780
760
740
720
700
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
FD
ICF
BS
HELOC


Weighted Average CLTV by Product
75%
72%
69%
66%
63%
60%
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
FD
ICF
BS
HELOC


Weighted Average Coupon by Product
12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
FD
ICF
BS
HELOC

As of June 30, 2025
FD: Full Documentation, Just Missed Prime
BS: Bank Statement Borrower
ICF: Investor Loans

Key Portfolio Statistics: Loans in Securitization Trust

$000s	Vintage 2021	2022	2023	2024	2025	Total / Weighted Average
UPB of loans	$ 389,782	$ 525,314	$ 240,793	$ 518,558	$ 275,546	$ 1,949,994
Number of loans	1,009	1,254	537	1,197	567	4,564
Weighted Average Loan Coupon	4.76%	4.62%	4.49%	7.47%	7.51%	5.80%
Average Loan Amount	$ 386	$ 419	$ 448	$ 433	$ 486	$ 429
Weighted Average LTV at loan origination and deal date	65.1%	66.2%	66.8%	68.1%	70.3%	67.1%
Weighted Average Credit Score at loan origination and deal date	747	743	734	744	752	744
Current 3 month CPR[1]	9.0%	6.9%	8.1%	13.9%	11.0%	9.9%
90+ Delinquency (as a % of UPB)	1.4%	1.8%	2.5%	1.3%	0.2%	1.4%

Loans in Securitization Trust Geographic Diversification



CA, 32%
FL, 21%
TX, 7%
NY, 4%
Other, 37%

As of June 30, 2025
No state in "Other" represents more than a 3% concentration in the underlying collateral; percentages may not total to 100% due to rounding
[1] Constant Prepayment Rate ("CPR") is a method of expressing the prepayment rate for a mortgage pool that assumes that a constant fraction of the remaining principal is prepaid each month or year

Key Portfolio Statistics: RMBS & Residential Loans in Sec. Trust

RMBS & RESIDENTIAL LOANS IN SECURITIZATION TRUST PORTFOLIO:

Includes (1) legacy retained tranches of securitizations that AOMR was not a sole contributor to, (2) RMBS purchased in the secondary market (if any), and (3) Residential Loans in Securitization Trust.

Total Fair Value: $2.007B

Weighted Average Coupon[1]: 5.9%

Weighted Average LTV[1]: 68.0%

90 Day Delinquency (as a % of UPB)[1]: 2.39%

Portfolio LTV Trend [1]



74%
73%
72%
71%
70%
69%
68%
Dec 21
Mar 22
Jun 22
Sep 22
Dec 22
Mar 23
Jun 23
Sep 23
Dec 23
Mar 24
Jun 24
Sep 24
Dec 24
Mar 25
Jun 25

90+ Day Delinquency Trend [1,2]



8%
6%
4%
2%
0%
Dec 21
Mar 22
Jun 22
Sep 22
Dec 22
Mar 23
Jun 23
Sep 23
Dec 23
Mar 24
Jun 24
Sep 24
Dec 24
Mar 25
Jun 25

Portfolio Geographic Diversification [1]



Other, 34%
CA, 34%
GA, 4%
TX, 7%
FL, 20%

As of June 30, 2025

No state in "Other" represents more than a 4% concentration of the underlying collateral

[1] Based on UPB of entire RMBS and Residential Loans In Securitization Trust; does not include Whole Pool RMBS.

[2] As % of Original UPB.

Appendix

The AOMR Model

AOMR seeks to generate strong risk-adjusted returns and long-term capital appreciation to deliver attractive total economic return to our shareholders

Loan Acquisition	Source and purchase high-quality, non-QM loans **leveraging the infrastructure, scale, and expertise of the Angel Oak ecosystem**
Securitization Financing	Target approximately **one securitization per quarter** to lock in funding term and rates and provide capital for additional loan purchases
Growing Book Value	Seek to consistently grow asset base of loans and securities to **drive increasing returns**
Quarterly Dividend	Intend to declare quarterly dividends that **balance shareholder income and long-term book value appreciation**
Holistic Portfolio Management	Effectively **identify, assess, and act upon key opportunities and risks** in appropriate markets
Long-Term Focus	**AOMR is a business, not a trade** – management will make key decisions in the **best long-term interest of our shareholders**

AOMR Investment Strategy

Our acquisition, securitization, and reinvestment processes enable us to consistently deliver on our business model

- AOMR's relationship with Angel Oak Companies enables AOMR to purchase high-quality loans tailored to its desired profile
- Non-QM loans offer an attractive risk-adjusted return in a growing market segment

- Securitization enables us to:
  - Secure a fixed cost of financing
  - Replace largely mark-to-market financial leverage with term structural leverage


ACQUIRE PREDOMINANTLY NON-QM LOANS
SECURITIZE LOANS
REINVEST
RETAIN PORTIONS OF SECURITIZATION

- Utilize structural term leverage from securitizations, portfolio returns, and loan financing facilities to purchase high quality non-QM loans
- Utilize the breadth and depth of Angel Oak to act upon key market opportunities and risks

- Typically retain the bottom 5-10% of market value of the securitization
- Retention of subordinated and interest-only tranches can drive higher returns without additional financial leverage

Illustrative Securitization Structure


Senior Bonds
(AAA, AA, A rating)
~85 - 90% of the deal
Mezzanine Bonds
(BBB, BB, B rating)
~5 - 10% of the deal
Junior Equity
(unrated)
Interest Only
~0 - 10% of the deal

KEY CHARACTERISTICS

- Senior and mezzanine bonds receive a fixed coupon
- Junior bonds receive the net Weighted Average Coupon of collateral
- Interest-only tranches receive remaining excess spread between the collateral pool and the coupon on the senior, mezzanine, and junior bonds
  - This excess spread is sensitive to prepayments
- Bonds can typically be called after two to three years

- Angel Oak intends to retain bonds where it finds the best relative value, which may include Subordinated Bonds, Junior Equity (credit sensitive), and IO Bonds (prepayment sensitive)
- Retaining these bonds creates a natural hedge in the portfolio as the B2 and B3 bonds tend to perform well in a faster prepayment environment, whereas the XS and AIOS interest only bonds tend to experience reduced cash flows

Income Statement (Unaudited)

(in thousands)	For the Three Months Ended June 30, 2025	For the Three Months Ended June 30, 2024
INTEREST INCOME, NET		
Interest income	$ 35,094	$ 25,902
Interest expense	25,154	16,439
NET INTEREST INCOME	9,940	9,463
REALIZED AND UNREALIZED GAINS(LOSSES), NET		
Net realized gain (loss) on mortgage loans, derivative contracts, RMBS, and CMBS	(2,499)	(6,770)
Net unrealized gain (loss) on trading securities, mortgage loans, portion of debt at fair value option, and derivative contracts	(1,576)	2,658
TOTAL REALIZED AND UNREALIZED GAINS (LOSSES), NET	(4,075)	(4,112)
EXPENSES		
Operating expenses	1,334	1,692
Operating expenses incurred with affiliate	453	456
Stock compensation	296	630
Securitization costs	1,866	1,410
Management fee incurred with affiliate	1,149	1,294
TOTAL OPERATING EXPENSES	5,098	5,482
INCOME (LOSS) BEFORE INCOME TAXES	767	(131)
Income tax expense (benefit)	-	142
NET INCOME (LOSS) ALLOCABLE TO COMMON STOCKHOLDERS	$ 767	$ (273)
Other comprehensive income (loss)	(491)	125
TOTAL COMPREHENSIVE INCOME (LOSS)	$ 276	$ (148)

Consolidated Balance Sheet (Unaudited)

	As of:			
	June 30, 2025		December 31, 2024	
	(in thousands, except for share data)			
ASSETS				
Residential mortgage loans - at fair value	$	200,665	$	183,064
Residential mortgage loans in securitization trusts - at fair value		1,902,721		1,696,995
RMBS - at fair value		361,884		300,243
Cash and cash equivalents		40,500		40,762
Restricted cash		3,867		2,131
Principal and interest receivable		6,836		8,141
TBA derivatives and interest rate futures derivatives - at fair value		-		1,515
Other assets		38,015		36,918
Total assets	$	2,554,488	$	2,269,769

Appendix: Consolidated Balance Sheet Cont. (Unaudited)

	As of:	
	June 30, 2025	December 31, 2024
	(in thousands, except for share data)	
LIABILITIES AND STOCKHOLDERS' EQUITY		
LIABILITIES		
Notes payable	$ 118,619	$ 129,459
Non-recourse securitization obligations, collateralized by residential loans in securitization trusts	1,767,929	1,593,612
Securities sold under agreements to repurchase	68,062	50,555
Senior unsecured notes	88,601	47,740
TBA securities and interest rate futures contracts - at fair value	4,355	-
Due to broker	254,228	201,994
Accrued expenses	2,812	2,291
Accrued expenses payable to affiliate	393	766
Interest payable	2,258	934
Income taxes payable	163	2,785
Management fee payable to affiliate	679	666
Total liabilities	$ 2,308,099	$ 2,030,802
STOCKHOLDERS' EQUITY		
Common stock, $0.01 par value. As of June 30, 2025: 350,000,000 shares authorized, 23,765,202 shares issued and outstanding. As of December 31, 2024: 350,000,000 shares authorized, 23,500,175 shares issued and outstanding	238	234
Additional paid-in capital	463,580	461,057
Accumulated other comprehensive (loss)	(4,661)	(3,475)
Retained earnings (deficit)	(212,768)	(218,849)
Total stockholders' equity	$ 246,389	$ 238,967
Total liabilities and stockholders' equity	$ 2,554,488	$ 2,269,769

Appendix: GAAP Reconciliation of Distributable Earnings (Unaudited)

	Three Months Ended			
	June 30, 2025		June 30, 2024	
	(in thousands)			
Net income (loss) allocable to common stockholders	$	767	$	(273)
Adjustments:				
Net unrealized (gains) losses on trading securities		(4,898)		1,813
Net unrealized (gains) losses on derivatives		4,829		(2,592)
Net unrealized (gains) losses on residential loans in securitization trusts and non-recourse securitization obligation		(546)		2,579
Net unrealized (gains) losses on residential loans		2,191		(4,431)
Net unrealized (gains) losses on commercial loans		-		(27)
Non-cash equity compensation expense		296		630
Distributable Earnings	**$**	**2,639**	**$**	**(2,301)**

Distributable Earnings is a non-GAAP measure and is defined as net income (loss) allocable to common stockholders as calculated in accordance with GAAP, excluding (1) unrealized gains and losses on our aggregate portfolio, (2) impairment losses, (3) extinguishment of debt, (4) non-cash equity compensation expense, (5) the incentive fee earned by our Manager, (6) realized gains or losses on swap terminations and (7) certain other nonrecurring gains or losses. We believe that the presentation of Distributable Earnings provides investors with a useful measure to facilitate comparisons of financial performance among our REIT peers but has important limitations. We believe Distributable Earnings as described above helps evaluate our financial performance without the impact of certain transactions but is of limited usefulness as an analytical tool. Therefore, Distributable Earnings should not be viewed in isolation and is not a substitute for net income computed in accordance with GAAP. Our methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, our Distributable Earnings may not be comparable to similar measures presented by other REITs.

Appendix: GAAP Reconciliation of Economic Book Value (Unaudited)

	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
	in thousands, except for share and per share data				
GAAP total stockholders' equity	246,389	251,480	238,967	265,098	255,806
Adjustments:					
Fair value adjustment for securitized debt held at amortized cost	61,846	63,593	68,784	64,522	73,053
Stockholders' equity including economic book value adjustments	$ 308,235	$ 315,073	$ 307,751	$ 329,620	$ 328,859
Number of shares of common stock outstanding at period end	23,765,202	23,500,175	23,500,175	23,511,272	24,998,549
GAAP Book value per share of common stock	$ 10.37	$ 10.70	$ 10.17	$ 11.28	$ 10.23
Economic book value per share of common stock	$ 12.97	$ 13.41	$ 13.10	$ 14.02	$ 13.16

"Economic book value" is a non-GAAP financial measure of our financial position. To calculate our economic book value, the portions of our non-recourse financing obligation held at amortized cost are adjusted to fair value. These adjustments are also reflected in the table above in our end of period total stockholders' equity. Management considers economic book value to provide investors with a useful supplemental measure to evaluate our financial position as it reflects the impact of fair value changes for our legally held retained bonds, irrespective of the accounting model applied for GAAP reporting purposes. Economic book value does not represent and should not be considered as a substitute for book value per share of common stock or stockholders' equity, as determined in accordance with GAAP, and our calculation of this measure may not be comparable to similarly titled measures reported by other companies.

Condensed Income Statement History (Unaudited)

(in thousands)	1Q23	2Q23	3Q23	4Q23	FY23	1Q24	2Q24	3Q24	4Q24	FY24	1Q25	2Q25
Interest Income	23,740	23,763	23,900	24,550	95,953	25,212	25,902	27,444	31,869	110,427	32,867	35,094
Interest Expense	16,941	17,311	16,490	16,310	67,052	16,633	16,439	18,424	22,007	73,502	22,780	25,154
NET INTEREST INCOME	**6,799**	**6,452**	**7,410**	**8,240**	**28,901**	**8,579**	**9,463**	**9,020**	**9,862**	**36,925**	**10,087**	**9,940**
Net realized gain (loss) on mortgage loans, deritivate contracts, RMBS, and CMBS	(10,843)	(4,169)	(12,044)	(10,470)	(37,526)	(1,422)	(6,770)	(6,335)	5,300	(9,228)	(3,182)	(2,499)
Net unrealized gain (loss) on trading securities, mortgage loans, portion of debt at fair value option, and derivative contracts	10,190	379	17,299	35,621	63,489	10,684	2,658	35,172	(24,753)	23,761	16,625	(1,576)
TOTAL REALIZED AND UNREALIZED GAINS (LOSSES), NET	**(653)**	**(3,790)**	**5,255**	**25,151**	**25,963**	**9,262**	**(4,112)**	**28,837**	**(19,453)**	**14,533**	**13,443**	**(4,075)**
Operating expenses	2,670	2,842	2,084	2,293	9,889	2,563	2,148	2,013	1,906	8,631	1,617	1,786
Stock compensation	541	207	447	494	1,689	630	630	604	177	2,041	237	296
Securitization costs	883	1,027	416	158	2,484	174	1,410	-	2,215	3,799	-	1,866
Management fee incurred with affiliate	1,522	1,493	1,445	1,382	5,842	1,313	1,294	1,204	1,166	4,976	1,145	1,149
EXPENSES	**5,616**	**5,569**	**4,392**	**4,327**	**19,904**	**4,680**	**5,482**	**3,821**	**5,465**	**19,447**	**2,999**	**5,098**
INCOME (LOSS) BEFORE TAXES	**530**	**(2,907)**	**8,273**	**29,064**	**34,960**	**13,161**	**(131)**	**34,036**	**(15,056)**	**32,011**	**20,531**	**767**
Income tax expense (benefit)	-	781	-	465	1,246	287	142	2,832	-	3,261	-	-
NET INCOME (LOSS)	**530**	**(3,688)**	**8,273**	**28,599**	**33,714**	**12,874**	**(273)**	**31,204**	**(15,056)**	**28,750**	**20,531**	**767**
Other comprehensive income (loss)	14,804	(242)	(1,607)	3,197	16,152	1,703	125	2,706	(3,034)	1,500	(695)	(491)
TOTAL COMPREHENSIVE INCOME (LOSS)	**15,334**	**(3,930)**	**6,666**	**31,796**	**49,866**	**14,577**	**(148)**	**33,910**	**(18,090)**	**30,250**	**19,836**	**276**

Balance Sheet History (Unaudited)

(in thousands)	4Q22	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25
Assets:											
Residential Mortgage Loans - at fair value	770,982	544,436	296,529	284,383	380,040	368,446	158,940	428,909	183,064	439,460	200,665
Residential mortgage loans in securitization trusts - at fair value	1,027,442	1,028,768	1,241,994	1,194,119	1,221,067	1,201,210	1,447,901	1,452,907	1,696,995	1,672,189	1,902,721
Commercial mortgage loans - at fair value	9,458	9,460	9,589	5,219	-	-	-	-	-	-	-
RMBS - at fair value	1,055,338	522,887	459,972	579,985	472,058	445,136	266,752	283,105	300,243	398,272	361,884
CMBS - at fair value	6,111	6,480	6,853	6,338	-	-	-	-	-	-	-
U.S. Treasury Securities - at fair value	-	399,632	299,581	149,906	149,927	149,805	149,957	49,971	-	74,959	-
Cash and cash equivalents	29,272	36,772	59,140	41,894	41,625	39,421	43,956	42,052	40,762	38,696	40,500
Restricted cash	10,589	20,845	9,577	1,068	2,871	2,799	2,146	2,679	2,131	4,774	3,867
Principal and interest receivable	17,497	13,645	9,836	4,691	7,501	10,591	6,174	6,630	8,141	9,823	6,836
TBA derivatives and interest rate futures derivatives - at fair value	14,756	-	3,294	7,857	-	-	1,702	1,651	1,515	1,421	-
Other assets	4,767	16,244	17,418	20,140	32,922	34,547	36,246	35,962	36,918	36,941	38,015
Total Assets	**2,946,212**	**2,599,169**	**2,413,783**	**2,295,600**	**2,308,011**	**2,251,955**	**2,113,774**	**2,303,866**	**2,269,769**	**2,676,535**	**2,554,488**
Liabilities:											
Notes payable	639,870	439,252	233,970	197,797	290,610	284,002	101,200	333,042	129,459	360,470	118,619
Non-recourse securitization obligation, collateralized by residential loans in securitization trusts	1,003,485	1,012,704	1,211,441	1,161,296	1,169,154	1,146,641	1,372,272	1,353,758	1,593,612	1,556,075	1,767,929
Securities sold under agreements to repurchase	52,544	442,214	340,701	188,101	193,656	193,493	201,051	102,876	50,555	148,467	68,062
Senior unsecured notes								47,616	47,740	47,865	88,601
TBA securities and interest rate futures contracts - at fair value	-	8,417	-	-	1,334	889	-	-	-	947	4,355
Due to broker	1,006,022	447,568	390,380	511,953	391,964	359,892	181,847	194,697	201,994	302,619	254,228
Accrued expenses	1,288	652	1,372	1,540	985	1,119	653	2,000	2,291	2,539	2,812
Accrued expenses payable to affiliate	2,006	1,184	1,055	985	748	257	397	657	766	248	393
Interest payable	2,551	1,281	705	671	820	800	460	1,312	934	1,865	2,258
Income taxes payable	-	-	-	-	1,241	1,528	78	2,785	2,785	2,785	163
Management fee payable to affiliate	1,967	1,519	1,483	1,455	1,393	10	10	25	666	1,175	679
Total Liabilities	**2,709,733**	**2,354,791**	**2,181,107**	**2,063,798**	**2,051,905**	**1,988,631**	**1,857,968**	**2,038,768**	**2,030,802**	**2,425,055**	**2,308,099**
Equity:											
Common stock	249	249	249	249	249	249	249	234	234	234	238
Additional paid in capital	475,379	475,920	476,127	476,574	477,068	477,698	478,328	461,249	461,057	461,294	463,580
Accumulated other comprehensive income (loss)	(21,127)	(6,323)	(6,565)	(8,172)	(4,975)	(3,272)	(3,147)	(441)	(3,475)	(4,170)	(4,661)
Retained (deficit) earnings	(218,022)	(225,468)	(237,135)	(236,849)	(216,236)	(211,351)	(219,624)	(195,944)	(218,849)	(205,878)	(212,768)
Total Stockholders Equity	**236,479**	**244,378**	**232,676**	**231,802**	**256,106**	**263,324**	**255,806**	**265,098**	**238,967**	**251,480**	**246,389**
Total Liabilities and Equity	**2,946,212**	**2,599,169**	**2,413,783**	**2,295,600**	**2,308,011**	**2,251,955**	**2,113,774**	**2,303,866**	**2,269,769**	**2,676,535**	**2,554,488**